UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
1.750% Senior Notes Due 2021	PEP21a	The Nasdaq Stock Market LLC
2.500% Senior Notes Due 2022	PEP22a	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28a	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo, Inc. (“PepsiCo”) held its 2020 Annual Meeting of Shareholders on May 6, 2020. For more information on the following proposals, see PepsiCo’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 20, 2020. Below are the final voting results.

(1) The following 12 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	983,078,508	24,592,352	2,900,892	187,398,872
Cesar Conde	1,002,550,290	4,886,355	3,135,107	187,398,872
Ian Cook	981,419,591	26,062,323	3,089,838	187,398,872
Dina Dublon	975,566,287	32,059,807	2,945,658	187,398,872
Richard W. Fisher	1,002,060,582	5,428,692	3,082,478	187,398,872
Michelle Gass	1,004,255,427	3,457,200	2,859,125	187,398,872
Ramon L. Laguarta	944,683,059	56,941,183	8,947,510	187,398,872
David C. Page, MD	1,001,158,867	6,354,793	3,058,092	187,398,872
Robert C. Pohlad	1,000,507,545	6,923,923	3,140,284	187,398,872
Daniel Vasella, MD	938,092,335	61,150,544	11,328,873	187,398,872
Darren Walker	1,000,258,971	7,188,285	3,124,496	187,398,872
Alberto Weisser	1,001,831,669	5,647,243	3,092,840	187,398,872

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2020:

For	1,142,908,888
Against	51,940,724
Abstain	3,121,012

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	928,695,421
Against	67,843,538
Abstain	14,032,793
Broker Non-Votes	187,398,872

(4) The shareholder proposal to reduce the ownership threshold to call special shareholder meetings was defeated:

For	450,112,915
Against	553,921,470
Abstain	6,537,367
Broker Non-Votes	187,398,872

(5) The shareholder proposal regarding a report on sugar and public health was defeated:

For	109,871,722
Against	876,683,132
Abstain	24,016,898
Broker Non-Votes	187,398,872

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 8, 2020	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary